Blackstone Real Estate Income Fund

Schedule of Investments

March 31, 2021 (Unaudited)

Value
Blackstone Real Estate Income Master Fund (“Master Fund”) — 100.1% (COST $213,002,135)	$201,705,371

Other Assets, less Liabilities — (0.1)%	(192,438)

Total Net Assets — 100.0%	$201,512,933

See Notes to Schedule of Investments.

Blackstone Real Estate Income Fund

Notes to Schedule of Investments

For the Period Ended March 31, 2021 (Unaudited)

1. Organization

Blackstone Real Estate Income Fund (the “Feeder Fund I”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund I commenced investment operations on April 1, 2014. The Feeder Fund I’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund I pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund I. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund I is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund I supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund I’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund I’s day-to-day investment activities and operations.

The Consolidated Master Fund’s Consolidated Schedule of Investments, which are attached hereto, are an integral part of these Schedule of Investments and should be read in conjunction with the Feeder Fund I’s Financial Statements. At March 31, 2021, the Feeder Fund I held an approximately 76% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund I.

Plan of Liquidation

After careful consideration and on the recommendation of the Investment Manager, the Board approved the liquidation, dissolution and termination (the “Dissolution”) of the Feeder Fund I, Feeder Fund II and the Consolidated Master Fund.

Effective July 13, 2020, the Feeder Fund I suspended offers and sales of Shares, terminated its distribution reinvestment plan and does not expect to continue to offer to repurchase a portion of the Shares from shareholders.

The Investment Manager has waived its management and incentive fees from November 1, 2020 through the remaining life of the Funds. Effective the same date, the Board and the Investment Manager terminated the Expense Limitation and Reimbursement Agreement with the Feeder Fund I.

In connection with the Dissolution, the Feeder Fund I will make periodic distributions to its shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of shares. The initial liquidating distribution and corresponding redemption of $56,308,734 in aggregate net asset value of the Feeder Fund I Shares occurred as of December 31, 2020 for shareholders of record and at the net asset value per share as of such date, with the payment and settlement occurring on or about January 22, 2021. The first quarter liquidating distribution and corresponding redemption of $236,697,747 in aggregate net asset value of the Feeder Fund I’s Shares occurred as of March 31, 2021 for shareholders of record and at the net asset value per share as of such date, with the payment and settlement occurring on or about April 16, 2021.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund I is an investment company in accordance with Accounting Standards Codifications 946, Financial Services-Investment Companies which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund I’s Schedule of Investments are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of Schedule of Investments in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Schedule of Investments and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Schedule of Investments are reasonable and prudent; however, actual results may differ from these estimates.

Blackstone Real Estate Income Fund

Notes to Schedule of Investments (Continued)

For the Period Ended March 31, 2021 (Unaudited)

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund I’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund I’s percentage ownership of the net assets of the Consolidated Master Fund. The performance of the Feeder Fund I is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Consolidated Schedule of Investments for the determination of fair value of the Consolidated Master Fund’s investments.

COVID-19 and Global Economic and Market Conditions

The ongoing novel coronavirus (“COVID19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying these Consolidated Schedule of Investments are based on the information available as of March 31, 2021 for the current period. The estimates and assumptions include judgments about the financial markets and economic conditions which have changed, and may continue to change, over time.

3. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.